                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 2005

                               NUTRA PHARMA CORP.
             (Exact name of registrant as specified in its charter)

         California                 000-32141                  91-2021600
  (State or jurisdiction of       (Commission               (I.R.S. Employer
incorporation or organization)    File Number)             Identification No.)

                               1829 Corporate Dr.
                          Boynton Beach, Florida 33426
               (Address of principal executive offices) (Zip Code)

                   Registrant's telephone number: 954-509-0911

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

On January 14, 2005, Nutra Pharma Corp.'s Board of Directors approved the appointment of Dr. Tanvir Khandaker to its Board of Directors.

Biographical Information - Dr. Tanvir Khandaker
From January 2002 to January 2005, Dr. Khandaker was the President and a
Director of Khandaker Partners, an independent research firm located in New
York, New York, which specializes in fundamental analysis of public companies.
From January 1999 to December 2001, Dr. Khandaker was a Research Associate at
the Brigham and Women's Hospital of the Harvard Medical School and from January
1998 to December 1999, Dr. Khandaker was a Research Associate at the
Massachusetts General Hospital of the Harvard Medical School. In December 1995,
Dr. Khandaker received a medical degree from the Robert Mitford Medical College located in Dhaka, Bangladesh, and from January 1996 to April 1997, he was a
Resident in Internal Medicine and Surgery at Robert Mitford Medical College.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2005

Nutra Pharma Corp.

/s/ Rik Deitsch
By: Rik Deitsch, Chief Executive Officer/Director